                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  April 8, 1998
                                                   -------------



                        UNITED PARK CITY MINES COMPANY
            (Exact name of registrant as specified in its charter)



          Delaware                       1-3753                  87-0219807
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)



    P. O. Box 1450, Park City, Utah                                84060
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(Address of principal executive offices)                        (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (435) 649-8011
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         (Former name or former address, if changed since last report.)
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United Park City Mines Company
Form 8-K
April 21, 1998
Page 2


ITEM 5. OTHER EVENTS
--------------------

          On July 16, 1997 and August 22, 1997, the Registrant filed with the Securities and Exchange Commission (the "Commission"), separate Form 8-K reports reporting the acquisition by certain persons (the "Reporting Persons") of certain amounts of the shares of the Capital Stock of the Registrant. Reference is hereby made to such Form 8-K reports filed by the Registrant.

          On April 8,1998, Registrant received copies of Form 4 reports filed by such Reporting Persons with respect to shares of the Capital Stock of the Registrant acquired by such persons during March, 1998. Such Form 4 reports reported that the aggregate numbers of shares of Capital Stock of the Registrant owned by such Reporting Persons as of March 31, 1998 were as follows (approximate percentages of ownership of issued and outstanding shares of the Registrant's Capital Stock is stated in italics following aggregate numbers):

          1.  Labrador Partners, L.P.-335,000 (10.3%)

          2.  Farley Capital, L.P.-57,271 (1.8%)

          3. Stephen L. Farley-392,271 (12.1%), which relates to the shares beneficially owned by Labrador Partners, L.P. and Farley Capital, L.P.

          Reference is hereby made to the entire Form 4 reports filed with the Commission by the Reporting Persons for the month of March, 1998.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         UNITED PARK CITY MINES COMPANY
                                  ---------------------------------------------
                                                  (Registrant)


Date: April 21, 1998                        /s/  Edwin L. Osika, Jr.
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                                  Edwin L. Osika, Jr., Executive Vice President
                                          (Chief Financial Officer and
                                             Duly Authorized Officer)